UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Bond Fund

Knights of Columbus Large Cap Growth Fund

Knights of Columbus Large Cap Value Fund

Knights of Columbus Small Cap Equity Fund

Knights of Columbus International Equity Fund

Annual Report	October 31, 2015

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-523-8637; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

We are pleased to supply our first annual report since Knights of Columbus Asset Advisors’ launch of our six mutual funds on February 27, 2015. It has been an interesting and volatile year as investors have been weighing the activities, or lack thereof, of the Federal Reserve (“Fed”) with a myriad of domestic economic issues and geopolitical concerns. Just a quick look at the equity market is illustrative of the volatility we have witnessed this year.

The S&P 500 Index ended 2014 at 2,058.90 and stood at 2,079.36 as of October 31, 2015, representing a price change of about 1%. The index experienced a lot more volatility during this period than the point-to-point levels would suggest. The S&P 500 had its 2015 peak on May 21st, when it closed at 2,130.82 and that represented a year-to-date change of about 3.5%. This year’s low was on August 25th, when the index closed at 1,867.61, representing a loss of 9.3%, while the index has rallied by over 11.3% from that low to the October 31st close.

Looking at the economy, the markets have been fixated by the first move of the Fed away from their zero interest rate policy, and many Fed observers believe that the first rate hike may occur in December. The employment picture has brightened at the headline level with unemployment falling to 5.0% and underemployment falling to 9.6%. We remain concerned about the chronically unemployed and their ability to find meaningful work given the skills mismatch that exists between those looking for employees and those individuals searching for work.

On the broader economic front, industrial production is still accelerating, but at a much slower rate than at the beginning of 2015. We have also watched Capacity Utilization, a measure of industrial output, slip from 79.0% at the end of 2014, to 77.5% at the end of October 2015. Durable goods orders have also weakened. The strength of the U.S. dollar has certainly been a headwind for manufacturing and the expected tailwind from lower energy prices has not translated into the consumer spending that was expected. The index of leading economic indicators has also been flat on a year-over-year basis from June to September 2015, so while this does not connote an impending recession, it does indicate that economic expansion is slowing and a catalyst is needed to push economic activity higher from here.

The geopolitical landscape has been a challenge to say the least. I am writing this letter in the wake of the brutal terrorist attack in Paris, and when coupled with the situation in Egypt, Russian activities in Ukraine, ISIS, Syria, Iran and others, the wall of worry on the geopolitical side is tall indeed. All of the geopolitical issues coupled with the United States gearing up for the 2016 Presidential election cycle leaves much uncertainty for the markets to ponder.

The Funds have generally performed well relative to their respective peer groups. Our Large Cap Growth, Large Cap Value, Small Cap Core, Core Bond and Limited Duration Bond funds have all outperformed their respective Lipper category average since inception. While the International Equity Fund’s relative performance has lagged its Lipper category average, its performance during the last three months has improved on a relative basis. We also have been able to generate this performance across all funds while remaining compliant with our Catholic screenings. We have continued to add clients and look forward to a successful year.

As always, we appreciate your confidence in our team and look forward to serving you in the future.

Sincerely,

Anthony V. Minopoli

President & Chief Investment Officer

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-KC-FUNDS or visit www.kofcassetadvisors.org.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

Mutual fund investing involves risk. Some mutual funds have more risk than others. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. Fixed income investments are subject to interest rate risk, and their value will decline as interest rates rise. Asset allocation and diversification do not assure a profit or protect against loss in declining markets. There is no guarantee a Fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. Investors should consult with their attorney, accountant, and/or tax professional for advice concerning their particular situation.

Definition of Comparative Indices

Barclays US Aggregate Bond Index

The Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

Barclays 1-3 Year US Government/Credit Index

The Barclays US Government/Credit Index is the non-securitized component of the US Aggregate Index and was the first macro index launched by Barclays Capital. The US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The US Government/Credit Index was launched on January 1, 1979 and is a subset of the US Aggregate Index. The 1-3 year index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Russell 2000 Index

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

FTSE All-World Ex-U.S. Index

The FTSE All-World ex-US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid-cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Core Bond Fund

For the period from inception to October 31, 2015, the Knights of Columbus Core Bond Fund, Institutional Shares (the “Fund”) and its benchmark, Barclays US Aggregate Bond Index, returned -0.18% and 0.01%, respectively. The Fund outperformed its peer group, which returned -0.53% as measured by the Lipper Core Bond Universe.

Given the general flight-to-quality in the markets over this time horizon, the underweight to Treasuries detracted from performance. This allocation was positioned in high quality asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), which along with security selection, offset some of the underperformance. The Fund’s exposure to investment grade bonds negatively affected relative performance as corporate interest rate spreads widened due to a record supply of new issues.

Looking forward, we continue to expect a challenging and volatile environment for fixed income securities. In terms of portfolio positioning, we will seek to provide a competitive yield, while striving to reduce exposure to yield curve volatility.

AVERAGE ANNUAL TOTAL RETURN1 2

Cumulative Inception to Date†
Institutional Shares*	(0.18)%
Class S Shares**	1.39%
Barclays US Aggregate Bond Index***	0.01%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Core Bond Fund, Institutional Shares versus the Barclays US Aggregate Bond Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index return is shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Limited Duration Bond Fund

For the period from inception to October 31, 2015, the Knights of Columbus Limited Duration Bond Fund, Institutional Shares (the “Fund”) and its benchmark, the Barclays 1-3 Year US Government/Credit Index returned 0.36% and 0.62%, respectively. The Fund outperformed its peer group, which returned 0.25% as measured by Lipper’s Short-Intermediate Investment-Grade Debt Classification.

During the period, the Fund held an overweight position in corporate bonds and a lower allocation to risk-free Treasuries versus the Index in anticipation of corporate yields following the historical pattern of rising at a slower rate and outperforming the risk-free Treasury in a rising interest rate environment. However, the Federal Reserve did not raise rates, supporting Treasury prices and corporate spreads widened due to a record supply of issues and macroeconomic concerns primarily attributable to the reduced growth rate in China. This accounted for the slight underperformance to the benchmark.

The Fund achieved its outperformance relative to its peer group due in large part to its overweight positions in high quality ABS and CMBS securities. The Fund’s overweight position in investment grade bonds negatively affected relative performance as corporate interest rate spreads widened due to a record supply of new issues.

We believe that the Fund is well positioned going forward with a diversified, high-quality portfolio with a strong yield. The Fund’s portfolio maintains a slight underweight in 2-year duration securities, which are anticipated to lag relative to other durations should rates rise as anticipated.

AVERAGE ANNUAL TOTAL RETURN1 2

Cumulative Inception to Date†
Institutional Shares*	0.36%
Class S Shares**	0.24%
Barclays 1-3 Year US Government/Credit Index***	0.62%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Limited Duration Bond Fund, Institutional Shares versus the Barclays 1-3 Year US Government/Credit Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index return is shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Large Cap Growth Fund

The Knights of Columbus Large Cap Growth Fund, Institutional Shares (the “Fund”) returned +0.16% since inception (2/27/15) through October 31, 2015, trailing the benchmark Russell 1000 Growth Index return of +1.82%.

Performance can be broken down into two distinct periods. The fund outperformed through the end of the June quarter, driven by strong results in Technology, Consumer Discretionary, and Financials, which more than offset weakness in Healthcare and Consumer Staples. Media was especially strong in the second quarter, with Netflix and video game publisher Electronic Arts. Software was also strong, led by data processors Total System Services, Fiserv, and Vantiv as well as social networking leader Facebook and online search giant Google (now called Alphabet). The fund’s holdings in the Software and Services industry continued to outperform during the summer and into the fall, weathering the August selloff and making Technology by far the best relative contributor to return. However, broad based weakness in the Healthcare sector, where the fund was overweight, dragged down results. The Consumer Discretionary, Industrials, and Consumer Staples sectors also underperformed. Financials were weak, with holdings in capital markets leveraged firms such as Morgan Stanley, Affiliated Managers, and ETF manager Wisdomtree Investments particularly hard hit during the August decline.

In total, the fund underperformed the benchmark by -200 basis points from the end of the June quarter through the end of the October fiscal year. Since last summer, equity market leadership has narrowed, liquidity has been harder to find, and volatility has picked up, reflecting investor nervousness regarding the start of a Fed tightening cycle, ongoing weakness in China, and slower earnings growth domestically.

AVERAGE ANNUAL TOTAL RETURN1 2

Cumulative Inception to Date†
Institutional Shares*	0.16%
Class S Shares**	(2.12)%
Russell 1000 Growth Index***	1.82%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Growth Fund, Institutional Shares versus the Russell 1000 Growth Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index return is shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Large Cap Value Fund

The Knights of Columbus Large Cap Value Fund, Institutional Shares (the “Fund”) returned -3.36% since inception (2/27/15) through October 31, 2015, trailing the benchmark Russell 1000 Value Index return of -2.72%.

Performance since inception can be characterized by distinct periods of volatility by calendar quarter, almost to the day. A strong start for the fund in its first month was met with a period of underperformance in the second calendar quarter which was reversed in the third quarter with strong outperformance, only to be given back in the fourth calendar quarter finally finishing modestly lower. In its entirety, Healthcare was the worst performing sector since inception. Much of this was driven by political rhetoric regarding drug pricing and the ripple effect this could potentially have on peripheral industries like Distributors and Clinical Research Organizations. This impacted companies such as McKesson Corp and ICON Plc, respectively. The lasting positive effect of lower gas prices on the consumer also began to fade as a slew of casual dining and fast food restaurants reported weakness in traffic in the third quarter which sent the entire group in a tailspin. However, despite the selloff in oil, Energy was the best performing sector in the fund on a relative basis after a more conservative, late-summer repositioning added tremendous value as the lower quality companies continued to selloff. Technology also performed well since inception led by the Software and Services industry with strong moves in companies like Broadridge Financial, Microsoft, and Accenture.

Since last summer, equity market leadership has narrowed, liquidity has been harder to find, and volatility has picked up, reflecting investor nervousness regarding the start of a Fed tightening cycle, ongoing weakness in China, and slower earnings growth domestically.

AVERAGE ANNUAL TOTAL RETURN1 2

Cumulative Inception to Date†
Institutional Shares*	(3.36)%
Class S Shares**	(3.10)%
Russell 1000 Value Index***	(2.72)%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Value Fund, Institutional Shares versus the Russell 1000 Value Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index return is shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus Small Cap Equity Fund

During the fiscal year ended October 31, 2015, U.S. Small Cap equities came under pressure, particularly during the third quarter. The selloff was similar in magnitude and volatility to the same period in 2014. However, performance relative to the benchmark was strong. Since inception on 2/27/2015, the Fund’s Institutional Shares declined -0.80%, finishing 4.14% ahead of the benchmark Russell 2000 Index, which declined -4.94%.

During the fiscal year, the Fund benefitted from positive relative performance in eight of ten sectors. The Consumer Staples, Consumer Discretionary and Industrials sectors were particularly strong. Central Garden & Pet rose 62.3% and accounted for most of the positive attribution in Consumer Staples. In the Consumer Discretionary sector, several names were standouts. Skechers U.S.A. rose 66.1%. Fortunately, we sold the name shortly before it missed earnings and gave back most of those gains. Another strong name was Entravision Communications, which returned 22.7%. In the Industrials sector, we benefitted from one of the strongest groups of the year with our position in Hawaiian Holdings, which soared 44.3%.

On the downside, we only had two groups that underperformed the benchmark. Telecommunication Services was a small drag on the portfolio. Utilities also subtracted performance. Part of that was from being underweight a sector that outperformed the benchmark. The rest came from owning NextEra Energy Partners, which declined 42.3%. Two other names that hurt performance were Lannett Company, a drug company that was down 28.3%, and Manitowoc Company, an industrial equipment maker that declined 30.9%.

One of the benefits of a market decline is that it lowers valuation multiples for many companies and provides buying opportunities. We see improved valuations and above average growth potential in the Health Care, Technology and Consumer Discretionary sectors.

AVERAGE ANNUAL TOTAL RETURN1 2

Cumulative Inception to Date†
Institutional Shares*	(0.80)%
Class S Shares**	(6.07)%
Russell 2000 Index***	(4.94)%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Small Cap Equity Fund, Institutional Shares versus the Russell 2000 Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index return is shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Knights of Columbus International Equity Fund

Since inception on 2/27/15 and ending on October 31, 2015, the Knights of Columbus International Fund, Institutional Shares delivered a total return of -7.50%, trailing the FTSE All-World ex-US Index return of -5.89% by 1.61%.

During this period, all market regions except Japan, +2.7%, posted negative returns. Emerging markets underperformed Developed, -15.1% vs -4.3%. Latin America was the worst performing region, -23.2%. All sectors except Staples, +1.3%, posted negative returns, with Materials the worst at -17.8%.

With this backdrop, the portfolio benefited from an underweight to Emerging Markets, and an overweight to Developed Markets, particularly Japan. The fund also benefited from an underweight in Materials and from strong stock selection in Financials and Technology. Holdings in Latin America and India in the Materials and Consumer Discretionary sectors accounted for the majority of underperformance.

The best performer during the period was Ipsen, a French pharmaceutical company. The stock returned over 30% due to improving revenue expectations. Other positive contributors include ITV, a British media company, +16.5%, and Veolia, a French water and waste utility, +24.5%.

The Fund’s worst performing stocks include Anglo American, the London-based mining company, which lost -51% due to fears of declining Chinese materials consumption; Banco do Brasil, -42% on deteriorating Brazilian fundamentals, including an over -20% decline in the Brazilian Real rate versus the USD; and Tata Motors, which lost -36%, also because of fears of declining Chinese demand.

AVERAGE ANNUAL TOTAL RETURN1 2

Cumulative Inception to Date†
Institutional Shares*	(7.50)%
Class S Shares**	(6.88)%
FTSE All-World ex-US Index***	(5.89)%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus International Equity Fund, Institutional Shares versus the FTSE All-World ex-US Index.

* Commenced operations of February 27, 2015. The graph is based on Institutional Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index return is shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 28.7%
	Face Amount	Value
CONSUMER DISCRETIONARY — 2.2%
DIRECTV Holdings
3.950%, 01/15/25	$300,000	$298,403
Dollar General
3.250%, 04/15/23	300,000	286,579
Ford Motor Credit
5.875%, 08/02/21	300,000	341,963

		926,945

CONSUMER STAPLES — 2.2%
Kraft Foods Group
5.000%, 06/04/42	300,000	308,791
Mead Johnson Nutrition
4.125%, 11/15/25	300,000	303,040
Walgreens Boots Alliance
2.700%, 11/18/19	300,000	301,206

		913,037

ENERGY — 2.0%
Anadarko Petroleum
5.950%, 09/15/16	300,000	311,036
Enterprise Products Operating
2.550%, 10/15/19	300,000	298,941
Helmerich & Payne International Drilling
4.650%, 03/15/25	200,000	202,949

		812,926

FINANCIALS — 11.0%
Ares Capital
4.875%, 11/30/18	500,000	519,858
Bank of America MTN
4.000%, 01/22/25	300,000	295,772
Crown Castle Towers
3.222%, 05/15/22 (A)	300,000	291,973
Goldman Sachs Group
3.500%, 01/23/25	300,000	296,575

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — continued
JPMorgan Chase
7.900%, 04/29/49 (B)	$300,000	$311,700
Morgan Stanley MTN
4.875%, 11/01/22	300,000	323,504
National Retail Properties
3.900%, 06/15/24 ‡	300,000	299,599
PNC Bank
1.800%, 11/05/18	300,000	300,248
Roman Catholic Church of the Diocese of Phoenix
2.500%, 06/01/18	300,000	300,534
TIAA Asset Management Finance
4.125%, 11/01/24 (A)	1,000,000	1,018,130
Vornado Realty
5.000%, 01/15/22 ‡	300,000	321,655
Wells Fargo
7.980%, 03/15/18 (B)	300,000	319,500

		4,599,048

INDUSTRIALS — 4.1%
Air Lease
5.625%, 04/01/17	250,000	261,493
American Airlines Pass-Through Trust , Ser 2015-1
3.700%, 05/01/23	600,000	583,500
Burlington Northern Santa Fe
3.450%, 09/15/21	300,000	310,946
Pentair Finance
2.900%, 09/15/18	250,000	250,573
Transurban Finance
4.125%, 02/02/26 (A)	300,000	297,885

		1,704,397

INFORMATION TECHNOLOGY — 0.8%
HP
4.650%, 12/09/21	300,000	311,748

MATERIALS — 3.7%
Alcoa
5.550%, 02/01/17	300,000	311,999
CRH America
5.125%, 05/18/45 (A)	300,000	310,921
Mosaic
4.250%, 11/15/23	300,000	304,405
Nucor
4.000%, 08/01/23	300,000	304,903
Rio Tinto Finance USA
2.250%, 12/14/18	300,000	299,445

		1,531,673

TELECOMMUNICATION SERVICES — 2.0%
Rogers Communications
4.100%, 10/01/23	300,000	311,152

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
TELECOMMUNICATION SERVICES — continued
Unison Ground Lease Funding
2.981%, 03/15/20 (A)	$200,000	$200,491
Verizon Communications
3.650%, 09/14/18	300,000	316,411

		828,054

UTILITIES — 0.7%
AEP Texas Central
3.850%, 10/01/25 (A)	300,000	299,669

Total Corporate Obligations (Cost $12,131,289)		11,927,497

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 26.6%

FHLMC
3.500%, 11/01/44	1,912,871	1,987,753
3.000%, 02/01/45	1,446,094	1,458,413
2.500%, 02/01/30	932,288	949,945
FNMA
4.500%, 02/01/41	2,157,607	2,344,252
4.000%, 03/01/35	850,608	908,985
4.000%, 01/01/42	1,513,507	1,616,102
GNMA, Ser 2011-143, Cl AB
3.889%, 03/16/33 (B)	740,993	751,535
GNMA
2.918%, 12/31/49	988,981	1,016,889

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $11,056,259)		11,033,874

ASSET-BACKED SECURITIES — 15.6%

CNH Equipment Trust, Ser 2015-B, Cl B
2.230%, 10/17/22	450,000	451,286
Cronos Containers Program, Ser 2013-1A, Cl A
3.080%, 04/18/28 (A)	93,750	92,887
Diamond Head Aviation, Ser 2015-1, Cl A
3.810%, 07/14/28 (A)	376,822	373,506
Domino’s Pizza Master Issuer, Ser 2012-1A, Cl A2
5.216%, 01/25/42 (A)	213,938	222,602
ECAF, Ser 2015-1A, Cl A1
3.473%, 06/15/40 (A)	398,329	401,192
John Deere Owner Trust, Ser 2015-B, Cl A4
1.780%, 06/15/22	500,000	500,904
Nissan Auto Lease Trust, Ser 2014-B, Cl A4
1.290%, 03/16/20	400,000	399,604

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
SBA Small Business Investment, Ser 2015-10A, Cl 1
2.517%, 03/10/25	$991,765	$1,005,289
Sierra Timeshare Receivables Funding, Ser 2013-3A, Cl B
2.700%, 10/20/30 (A)	317,270	318,122
Spirit Master Funding, Ser 2014-1A, Cl A1
5.050%, 07/20/40 (A)	327,872	342,626
United States Small Business Administration, Ser 2015-20E, Cl 1
2.770%, 05/01/35	1,000,000	1,007,123
United States Small Business Administration, Ser 2015-20D, Cl 1
2.510%, 04/01/35	979,654	973,785
Wendys Funding, Ser 2015-1A, Cl A2I
3.371%, 06/15/45 (A)	375,000	375,820

Total Asset-Backed Securities (Cost $6,450,624)		6,464,746

U.S. TREASURY OBLIGATIONS — 15.1%

U.S. Treasury Bonds
4.625%, 02/15/40	1,000,000	1,320,534
3.750%, 08/15/41	1,350,000	1,572,487
3.000%, 05/15/45	600,000	607,086
U.S. Treasury Notes
2.625%, 11/15/20	1,000,000	1,050,182
2.125%, 02/29/16	1,700,000	1,710,890

Total U.S. Treasury Obligations (Cost $6,389,317)		6,261,179

MORTGAGE-BACKED SECURITIES — 9.9%

Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A3
4.095%, 09/10/46	400,000	434,768
COMM Mortgage Trust, Ser 2014-UBS4, Cl AM
3.968%, 08/10/47	400,000	408,259
GS Mortgage Securities Trust, Ser 2011-GC3, Cl A3
4.473%, 03/10/44 (A)	400,000	402,990
JPMorgan Trust, Ser 2015-3, Cl A5
3.500%, 05/25/45 (A),(B)	451,458	460,875
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl A2
2.936%, 11/15/46	400,000	412,520

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2015

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl A2
2.916%, 02/15/47	$400,000	$412,300
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A4
4.118%, 07/15/49	500,000	540,608
Sequoia Mortgage Trust, Ser 2015-3, Cl A4
3.500%, 07/25/45 (A),(B)	338,479	343,177
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl B
4.773%, 06/15/45 (B)	625,000	673,015

Total Mortgage-Backed Securities (Cost $4,133,360)		4,088,512

U.S. GOVERNMENT AGENCY OBLIGATION — 2.4%

FHLMC
1.000%, 03/08/17	1,000,000	1,005,422

(Cost $1,003,507)		1,005,422

Total Investments — 98.3% (Cost $41,164,356)		$40,781,230

Percentages based on Net Assets of $41,497,730.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(B)	Floating rate security — The rate reported is the rate in effect on October 31, 2015.

‡	Real Estate Investment Trust.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

Ser — Series

The list of inputs used to value the Fund’s net assets as of October 31, 2015 is as follows:

Investments in Securities	Level 1	Level 2	Level 3†	Total
Corporate Obligations	$—	$11,626,963	$300,534	$11,927,497
U.S. Government Agency Mortgage-Backed Obligations	—	11,033,874	—	11,033,874
Asset-Backed Securities	—	6,464,746	—	6,464,746
U.S. Treasury Obligations	—	6,261,179	—	6,261,179
Mortgage-Backed Securities	—	4,088,512	—	4,088,512
U.S. Government Agency Obligation	—	1,005,422	—	1,005,422
Total Investments in Securities	$—	$40,480,696	$300,534	$40,781,230

† A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the period ended October 31, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets and liabilities. Transfers between levels, if any, are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 31.6%
	Face Amount	Value
CONSUMER DISCRETIONARY — 1.3%
DIRECTV Holdings
2.400%, 03/15/17	$250,000	$253,266
Ford Motor Credit
3.000%, 06/12/17	250,000	253,869

		507,135

CONSUMER STAPLES — 4.6%
Campbell Soup
3.050%, 07/15/17	250,000	256,736
Coca-Cola Enterprises
2.000%, 08/19/16	250,000	251,904
ConAgra Foods
1.300%, 01/25/16	250,000	250,391
CVS Health
5.750%, 06/01/17	250,000	267,263
General Mills
1.400%, 10/20/17	250,000	249,567
Kraft Heinz Foods
2.000%, 07/02/18 (A)	300,000	300,889
Tyson Foods
6.600%, 04/01/16	250,000	255,526

		1,832,276

ENERGY — 3.4%
Anadarko Petroleum
6.375%, 09/15/17	500,000	538,386
Canadian Natural Resources
5.700%, 05/15/17	250,000	263,056
Chevron
1.104%, 12/05/17	250,000	250,127
Columbia Pipeline Group
2.450%, 06/01/18 (A)	300,000	300,429

		1,351,998

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — 10.9%
American Tower
4.500%, 01/15/18 ‡	$250,000	$262,458
Ares Capital
4.875%, 11/30/18	500,000	519,860
Bank of America
6.050%, 05/16/16	250,000	256,539
Bank of Nova Scotia
1.375%, 12/18/17	250,000	249,242
Camden Property Trust
5.700%, 05/15/17 ‡	250,000	265,032
Citigroup
1.850%, 11/24/17	250,000	250,758
Credit Suisse New York MTN
1.750%, 01/29/18	250,000	250,674
Discover Bank
2.600%, 11/13/18	400,000	402,193
Goldman Sachs Group
5.950%, 01/18/18	250,000	272,793
JPMorgan Chase MTN
1.350%, 02/15/17	250,000	250,433
Morgan Stanley
1.875%, 01/05/18	250,000	251,275
PNC Bank
1.800%, 11/05/18	300,000	300,248
Roman Catholic Church of the Diocese of Phoenix
2.500%, 06/01/18	300,000	300,534
Wells Fargo MTN
1.200%, 07/22/20 (B)	500,000	501,783

		4,333,822

HEALTH CARE — 1.3%
Amgen
5.850%, 06/01/17	250,000	267,199
2.125%, 05/15/17	250,000	253,247

		520,446

INDUSTRIALS — 2.0%
Air Lease
5.625%, 04/01/17	250,000	261,493
Aviation Capital Group
3.875%, 09/27/16 (A)	300,000	303,749
Pentair Finance
2.900%, 09/15/18	250,000	250,573

		815,815

MATERIALS — 1.1%
Eastman Chemical
2.400%, 06/01/17	250,000	252,775
Glencore Finance Canada
2.700%, 10/25/17 (A)	200,000	186,200

		438,975

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
TELECOMMUNICATION SERVICES — 3.7%
AT&T
1.400%, 12/01/17	$550,000	$548,951
Unison Ground Lease Funding
2.981%, 03/15/20 (A)	400,000	400,981
Verizon Communications
2.500%, 09/15/16	250,000	253,418
Vodafone Group
5.625%, 02/27/17	250,000	263,261

		1,466,611

UTILITIES — 3.3%
Dayton Power & Light
1.875%, 09/15/16	250,000	250,715
Dominion Resources
1.950%, 08/15/16	250,000	251,467
Duke Energy
1.625%, 08/15/17	250,000	250,850
Exelon
1.550%, 06/09/17	300,000	299,579
NextEra Energy Capital Holdings
1.586%, 06/01/17	250,000	249,903

		1,302,514

Total Corporate Obligations (Cost $12,586,941)		12,569,592

U.S. TREASURY OBLIGATIONS — 23.2%
U.S. Treasury Notes
3.250%, 05/31/16	2,000,000	2,033,386
3.250%, 03/31/17	1,350,000	1,400,309
2.250%, 11/30/17	500,000	514,948
0.750%, 10/31/17	1,500,000	1,499,571
0.625%, 12/15/16	2,100,000	2,102,980
0.500%, 11/30/16	1,700,000	1,700,199

Total U.S. Treasury Obligations (Cost $9,245,935)		9,251,393

ASSET-BACKED SECURITIES — 18.1%
CarMax Auto Owner Trust, Ser 2014-2, Cl C
2.080%, 01/15/20	400,000	399,110
CarMax Auto Owner Trust, Ser 2014-1, Cl A3
0.790%, 10/15/18	252,904	252,401
Chase Issuance Trust, Ser 2014-A1, Cl A1
1.150%, 01/15/19	400,000	401,224
Citibank Credit Card Issuance Trust, Ser 2008-A1, Cl A1
5.350%, 02/07/20	225,000	245,690
Citibank Credit Card Issuance Trust, Ser 2013-A3, Cl A3
1.110%, 07/23/18	375,000	375,761

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
CNH Equipment Trust, Ser 2015-B, Cl B
2.230%, 10/17/22	$300,000	$300,857
Cronos Containers Program, Ser 2013-1A, Cl A
3.080%, 04/18/28 (A)	93,750	92,887
Diamond Head Aviation, Ser 2015-1, Cl A
3.810%, 07/14/28 (A)	376,822	373,506
Discover Card Execution Note Trust, Ser 2013-A2, Cl A2
0.690%, 08/15/18	350,000	350,048
Domino’s Pizza Master Issuer, Ser 2012-1A, Cl A2
5.216%, 01/25/42 (A)	305,625	318,003
ECAF, Ser 2015-1A, Cl A1
3.473%, 06/15/40 (A)	298,747	300,894
Ford Credit Auto Owner Trust, Ser 2012-C, Cl C
1.690%, 04/15/18	375,000	376,469
Ford Credit Auto Owner Trust, Ser 2014-B, Cl A3
0.900%, 10/15/18	475,000	474,959
John Deere Owner Trust, Ser 2015-B, Cl A4
1.780%, 06/15/22	500,000	500,904
Nissan Auto Lease Trust, Ser 2014-B, Cl A4
1.290%, 03/16/20	375,000	374,629
Sierra Timeshare Receivables Funding, Ser 2013-3A, Cl B
2.700%, 10/20/30 (A)	317,270	318,122
Spirit Master Funding, Ser 2014-1A, Cl A1
5.050%, 07/20/40 (A)	328,210	342,979
TAL Advantage, Ser 2013-1A, Cl A
2.830%, 02/22/38 (A)	366,667	367,836
TCF Auto Receivables Owner Trust, Ser 2015-1A, Cl B
2.490%, 04/15/21 (A)	400,000	404,343
Wendys Funding, Ser 2015-1A, Cl A2I
3.371%, 06/15/45 (A)	375,000	375,820
World Omni Auto Receivables Trust, Ser 2013-B, Cl A3
0.830%, 08/15/18	271,083	271,010

Total Asset-Backed Securities (Cost $7,214,660)		7,217,452

MORTGAGE-BACKED SECURITIES — 12.3%
Citigroup Commercial Mortgage Trust, Ser 2014-GC23, Cl A1
1.392%, 07/10/47	324,060	322,944

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2015

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Commercial Mortgage Trust, Ser 2012-CR2, Cl A2
2.025%, 08/15/45	$375,000	$378,888
FREMF Mortgage Trust, Ser 2011-K703, Cl B
4.881%, 07/25/44 (A),(B)	380,000	402,271
GS Mortgage Securities Trust, Ser 2011-GC3, Cl A3
4.473%, 03/10/44 (A)	350,000	352,616
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/43 (A)	49,997	51,750
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.608%, 06/15/43 (A)	375,000	391,323
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C4, Cl A3
4.106%, 07/15/46 (A)	375,000	394,050
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C16, Cl A1
1.223%, 12/15/46	113,761	113,635
JPMorgan Trust, Ser 2015-3, Cl A5
3.500%, 05/25/45 (A)(B)	451,458	460,875
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl A2
2.936%, 11/15/46	267,000	275,357
Morgan Stanley Capital
3.884%, 02/15/16 (A)	59,681	59,831
Sequoia Mortgage Trust, Ser 2015-3, Cl A4
3.500%, 07/25/45 (A),(B)	338,479	343,177
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/63	390,000	394,114
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Cl A1
1.524%, 01/10/45	208,350	208,861
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A2
3.240%, 03/15/44 (A)	319,110	320,782
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl A1
1.413%, 08/15/47	322,413	321,328
WFRBS Commercial Mortgage Trust, Ser 2013-C18, Cl A1
1.191%, 12/15/46	107,447	107,188

Total Mortgage-Backed Securities (Cost $4,930,201)		4,898,990

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.6%
	Face Amount	Value
FHLB
4.750%, 12/16/16	$1,000,000	$1,047,348
0.625%, 11/23/16	1,000,000	1,001,001
FHLMC
0.750%, 01/12/18	1,000,000	997,221

Total U.S. Government Agency Obligations (Cost $3,038,394)		3,045,570

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 4.4%
GNMA, Ser 2011-143, Cl AB
3.889%, 03/16/33 (B)	740,993	751,535
GNMA
2.918%, 12/31/49	988,981	1,016,889

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $1,772,845)		1,768,424

MUNICIPAL BOND — 0.8%
Oregon State Facilities Authority, Ser B
2.100%, 04/01/17	300,000	300,039

(Cost $300,000)		300,039

Total Investments — 98.0% (Cost $39,088,976)		$39,051,460

Percentages based on Net Assets of $39,847,538.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(B)	Floating rate security — The rate reported is the rate in effect on October 31, 2015.

‡	Real Estate Investment Trust.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

GNMA — Government National Mortgage Association

MTN — Medium Term Note

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND
OCTOBER 31, 2015

The list of inputs used to value the Fund’s net assets as of October 31, 2015 is as follows:

Investments in Securities	Level 1	Level 2	Level 3†	Total
Corporate Obligations	$—	$12,269,058	$300,534	$12,569,592
U.S. Treasury Obligations	—	9,251,393	—	9,251,393
Asset-Backed Securities	—	7,217,452	—	7,217,452
Mortgage-Backed Securities	—	4,898,990	—	4,898,990
U.S. Government Agency Obligations	—	3,045,570	—	3,045,570
U.S. Government Agency Mortgage-Backed Obligations	—	1,768,424	—	1,768,424
Municipal Bond	—	300,039	—	300,039
Total Investments in Securities	$—	$38,750,926	$300,534	$39,051,460

† A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the period ended October 31, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets and liabilities. Transfers between levels, if any, are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.1%†
	Shares	Value
CONSUMER DISCRETIONARY — 20.6%
Amazon.com *	1,125	$704,137
Carter’s	1,150	104,512
Comcast, Cl A	8,600	538,531
Darden Restaurants	2,250	139,252
G-III Apparel Group *	1,575	86,767
GoPro, Cl A *	3,075	76,875
Hasbro	1,625	124,849
Home Depot	4,450	550,198
JC Penney *	5,925	54,332
Lennar, Cl A	4,450	222,811
Macy’s	3,150	160,587
Mohawk Industries *	825	161,288
Netflix *	2,100	227,598
O’Reilly Automotive *	1,375	379,858
Pinnacle Entertainment *	3,075	107,656
Pool	2,300	187,542
Target	2,700	208,386
Walt Disney	4,675	531,735

		4,566,914

CONSUMER STAPLES — 9.5%
Colgate-Palmolive	4,450	295,258
CVS Health	3,775	372,894
Dr Pepper Snapple Group	3,350	299,390
Hershey	1,650	146,338
Hormel Foods	3,250	219,537
Ingredion	1,475	140,214
Kroger	9,250	349,650
Spectrum Brands Holdings	1,800	172,530
Whole Foods Market	3,475	104,111

		2,099,922

ENERGY — 0.6%
Tesoro	1,200	128,316

FINANCIALS — 1.8%
CBRE Group, Cl A *	6,400	238,592
Morgan Stanley	5,025	165,674

		404,266

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — 19.1%
Alere *	3,000	$138,360
AmerisourceBergen, Cl A	2,250	217,148
Amgen	3,100	490,357
Cardinal Health	2,775	228,105
Celgene *	3,700	454,027
Cigna	1,825	244,623
Dyax *	4,475	123,197
Express Scripts Holding *	3,250	280,735
Gilead Sciences	4,225	456,849
Incyte *	850	99,901
Jazz Pharmaceuticals *	1,525	209,352
McKesson	1,175	210,090
Medivation *	2,575	108,305
Molina Healthcare *	2,450	151,900
Regeneron Pharmaceuticals *	425	236,891
United Therapeutics *	1,275	186,953
UnitedHealth Group	3,400	400,452

		4,237,245

INDUSTRIALS — 6.4%
Caterpillar	2,600	189,774
Chicago Bridge & Iron	2,550	114,419
Deere	2,475	193,049
Eaton	3,075	171,923
JetBlue Airways *	7,000	173,880
PACCAR	3,300	173,745
Stanley Black & Decker	1,575	166,919
United Continental Holdings *	4,025	242,748

		1,426,457

INFORMATION TECHNOLOGY — 33.5%
Alphabet, Cl A *	1,525	1,124,519
Apple	12,700	1,517,650
Broadcom, Cl A	2,600	133,640
Broadridge Financial Solutions	3,625	215,978
Cadence Design Systems *	6,100	135,542
Check Point Software Technologies *	2,000	169,880
Cognizant Technology Solutions, Cl A *	4,325	294,576
Convergys	6,375	163,646
CoreLogic *	4,150	161,767
Electronic Arts *	3,750	270,263
Euronet Worldwide *	1,925	154,462
F5 Networks *	1,050	115,710
Facebook, Cl A *	6,500	662,805
Fiserv *	3,450	332,960
MasterCard, Cl A	5,675	561,767
Maxim Integrated Products	3,725	152,651
Microsoft	13,625	717,220
NXP Semiconductors *	1,775	139,071
Vantiv, Cl A *	3,375	169,256
Visa, Cl A	2,450	190,071

		7,383,434

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
MATERIALS — 1.2%
CF Industries Holdings	3,275	$166,272
WestRock	1,891	101,660

		267,932

TELECOMMUNICATION SERVICES — 3.4%
AT&T	5,842	195,765
Level 3 Communications *	4,550	231,823
T-Mobile US *	3,875	146,824
Verizon Communications	3,675	172,284

		746,696

Total Common Stock (Cost $20,592,116)		21,261,182

Total Investments — 96.1% (Cost $20,592,116)		$21,261,182

Percentages based on Net Assets of $22,127,959.

*	Non-income producing security.

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes .

Cl — Class

As of October 31, 2015, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.7%†
	Shares	Value
CONSUMER DISCRETIONARY — 9.1%
Best Buy	4,566	$159,947
Carnival	4,151	224,486
Darden Restaurants	1,622	100,386
DR Horton	5,188	152,735
Foot Locker	3,953	267,816
General Motors	6,193	216,198
Hasbro	2,768	212,665
Lowe’s	3,974	293,399
Sinclair Broadcast Group, Cl A	5,150	154,552
Walt Disney	1,500	170,610

		1,952,794

CONSUMER STAPLES — 7.7%
Altria Group	7,783	470,638
Archer-Daniels-Midland	6,226	284,279
Colgate-Palmolive	5,561	368,973
Dr Pepper Snapple Group	4,639	414,587
Procter & Gamble	1,505	114,952

		1,653,429

ENERGY — 12.5%
BP ADR	11,414	407,480
Chevron	3,020	274,458
ConocoPhillips	4,046	215,854
Exxon Mobil	8,923	738,289
Frank’s International	5,749	98,653
Occidental Petroleum	2,093	156,012
Schlumberger	2,429	189,850
Tesoro	2,347	250,965
Valero Energy	5,188	341,993

		2,673,554

FINANCIALS — 28.1%
Apartment Investment & Management, Cl A ‡	2,656	104,089
Assured Guaranty	11,777	323,161
Bank of America	38,392	644,217
Bank of New York Mellon	9,609	400,215
Berkshire Hathaway, Cl B *	1,539	209,335

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Citizens Financial Group	4,742	$115,231
CubeSmart ‡	3,813	106,078
DuPont Fabros Technology ‡	4,866	156,150
Endurance Specialty Holdings	5,676	358,326
Equity Residential ‡	1,341	103,686
Goldman Sachs Group	2,490	466,875
Hartford Financial Services Group	6,370	294,676
JPMorgan Chase	10,770	691,972
KeyCorp	19,289	239,569
PNC Financial Services Group	2,904	262,115
Prudential Financial	5,966	492,195
Simon Property Group ‡	1,006	202,668
Sun Communities ‡	2,782	186,450
SunTrust Banks	6,325	262,614
Wells Fargo	7,065	382,499

		6,002,121

HEALTH CARE — 11.4%
Aetna	1,867	214,294
Amgen	2,639	417,437
Cardinal Health	4,400	361,680
Gilead Sciences	3,474	375,644
ICON *	3,591	229,357
PAREXEL International *	3,113	196,493
Select Medical Holdings	9,609	108,582
UnitedHealth Group	4,514	531,658

		2,435,145

INDUSTRIALS — 4.0%
Alaska Air Group	2,669	203,511
Cintas	2,782	258,976
Delta Air Lines	4,607	234,220
Snap-on	995	165,061

		861,768

INFORMATION TECHNOLOGY — 13.8%
Accenture, Cl A	2,220	237,984
Apple	921	110,060
Booz Allen Hamilton Holding, Cl A	12,981	382,420
Broadridge Financial Solutions	4,866	289,916
Cisco Systems	9,266	267,324
Intel	16,601	562,110
International Business Machines	1,452	203,396
Lam Research	2,668	204,342
Microsoft	10,377	546,246
Open Text	3,356	155,718

		2,959,516

MATERIALS — 1.3%
LyondellBasell Industries, Cl A	2,989	277,708

TELECOMMUNICATION SERVICES — 1.5%
AT&T	9,505	318,513

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
UTILITIES — 5.3%
CMS Energy	9,151	$330,077
Edison International	5,322	322,087
PPL	8,572	294,877
UGI	4,866	178,436

		1,125,477

Total Common Stock (Cost $19,815,882)		20,260,025

Total Investments — 94.7% (Cost $19,815,882)		$20,260,025

Percentages based on Net Assets of $21,386,042.

*	Non-income producing security.

‡	Real Estate Investment Trust.

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2015, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP EQUITY FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.0%
	Shares	Value
CONSUMER DISCRETIONARY — 17.1%
1-800-Flowers.com, Cl A *	16,770	$166,526
American Axle & Manufacturing Holdings *	14,148	313,520
Asbury Automotive Group *	3,528	279,418
Build-A-Bear Workshop, Cl A *	9,135	142,141
Burlington Stores *	5,015	241,121
Caleres	9,270	283,291
Citi Trends	12,915	343,152
Crown Media Holdings, Cl A *	46,820	271,088
Entravision Communications, Cl A	32,944	288,589
G-III Apparel Group *	6,025	331,917
Jack in the Box	2,977	221,876
JC Penney *	25,930	237,778
Kirkland’s	22,060	507,160
Marcus	12,650	261,729
Nautilus *	33,641	573,243
Papa Murphy’s Holdings *	10,905	150,598
Penn National Gaming *	19,415	346,751
Pool	4,290	349,807
Steven Madden *	7,400	257,890
Taylor Morrison Home, Cl A *	13,068	240,843
Tenneco *	5,855	331,334
Tile Shop Holdings *	13,740	199,367
WCI Communities *	24,098	575,701

		6,914,840

CONSUMER STAPLES — 3.4%
Central Garden & Pet, Cl A *	27,676	467,171
Ingles Markets, Cl A	12,190	608,768
Natural Grocers by Vitamin Cottage *	12,985	310,991

		1,386,930

ENERGY — 2.1%
Alon USA Energy	13,290	222,608
Atwood Oceanics	8,221	136,058
Hornbeck Offshore Services *	11,730	158,472
McDermott International *	73,700	339,756

		856,894

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 24.6%
American Equity Investment Life Holding	13,020	$334,354
Ameris Bancorp	6,117	192,686
Banc of California	20,571	268,246
Banner	6,030	295,892
CenterState Banks	17,070	248,881
DCT Industrial Trust ‡	9,938	368,899
DuPont Fabros Technology ‡	11,540	370,319
Employers Holdings	11,860	313,934
Evercore Partners, Cl A	4,860	262,440
First Defiance Financial	6,250	239,375
First Industrial Realty Trust ‡	15,410	334,089
GAIN Capital Holdings	19,850	147,883
Glacier Bancorp	12,000	328,319
Great Southern Bancorp	4,666	225,508
International Bancshares	9,680	260,876
Investors Bancorp	46,115	576,898
Mack-Cali Realty ‡	4,540	98,790
Marcus & Millichap *	5,685	247,695
MarketAxess Holdings	4,520	457,921
Monogram Residential Trust ‡	69,213	682,439
Northwest Bancshares	22,081	297,210
Pebblebrook Hotel Trust ‡	8,010	273,782
RLJ Lodging Trust ‡	11,100	278,499
Ryman Hospitality Properties ‡	3,810	200,406
Selective Insurance Group	8,035	293,197
Southwest Bancorp	10,285	173,919
Stewart Information Services	7,410	297,660
Sun Communities ‡	4,980	333,760
Sunstone Hotel Investors ‡	20,700	299,322
TriCo Bancshares	9,827	259,040
Triumph Bancorp *	10,900	181,921
Urban Edge Properties ‡	10,840	257,342
Wintrust Financial	5,930	299,406
WSFS Financial	6,365	202,216

		9,903,124

HEALTH CARE — 15.1%
Allscripts Healthcare Solutions *	17,230	242,254
AMAG Pharmaceuticals *	11,252	450,079
Cambrex *	7,525	345,924
Dyax *	10,290	283,284
Emergent BioSolutions *	7,000	225,050
Exactech *	10,630	181,029
HealthSouth	12,490	435,026
INC Research Holdings, Cl A *	6,510	271,532
Insys Therapeutics *	6,265	161,386
Lannett *	10,320	462,027
Merit Medical Systems *	24,105	446,907
MiMedx Group *	22,300	162,344
Molina Healthcare *	3,990	247,380
Natus Medical *	6,930	315,523
Omnicell *	8,265	224,808
PAREXEL International *	6,115	385,979

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — continued
Prestige Brands Holdings *	7,815	$383,013
Providence Service *	6,115	315,840
Repligen *	5,640	187,474
Rigel Pharmaceuticals *	54,320	137,973
Vanda Pharmaceuticals *	19,555	210,021

		6,074,853

INDUSTRIALS — 12.2%
Aircastle	22,826	517,237
Allegiant Travel, Cl A	1,715	338,626
Deluxe	6,260	372,783
EMCOR Group	7,688	371,177
General Cable	16,445	253,089
Griffon	35,750	614,185
H&E Equipment Services	10,750	207,583
Hawaiian Holdings *	18,551	643,719
Manitowoc	11,795	180,464
MRC Global *	15,119	179,916
Multi-Color	4,760	370,518
Timken	8,300	262,279
TrueBlue *	12,280	355,752
Xerium Technologies *	18,855	254,543

		4,921,871

INFORMATION TECHNOLOGY — 17.6%
ACI Worldwide *	11,065	265,007
Aspen Technology *	9,385	388,445
AVG Technologies *	13,550	321,135
Calix *	24,320	169,997
Ciena *	30,453	735,135
Convergys	12,740	327,036
CoreLogic *	7,850	305,993
ePlus *	4,060	342,745
Fleetmatics Group *	7,165	398,804
GSI Group *	18,380	248,314
Ixia *	21,359	307,783
j2 Global	11,570	897,254
Luxoft Holding, Cl A *	6,415	427,496
Manhattan Associates *	6,480	472,067
Mattson Technology *	50,150	117,351
Mentor Graphics	5,570	151,504
NetScout Systems *	6,885	246,965
NeuStar, Cl A *	7,160	194,680
Qualys *	9,515	336,070
Rudolph Technologies *	35,610	455,452

		7,109,233

MATERIALS — 3.2%
Cabot	4,050	145,557
Domtar	4,735	195,271
Koppers Holdings	12,115	229,700
Materion	7,110	214,367
Neenah Paper	3,422	230,677

COMMON STOCK — continued
	Shares	Value
MATERIALS — continued
PolyOne	8,180	$273,540

		1,289,112

UTILITIES — 2.7%
ONE Gas	7,575	369,963
PNM Resources	12,570	353,468
Southwest Gas	5,839	358,865

		1,082,296

Total Common Stock (Cost $39,177,298)		39,539,153

Total Investments — 98.0% (Cost $39,177,298)		$39,539,153

Percentages based on Net Assets of $40,359,405.

*	Non-income producing security.

‡	Real Estate Investment Trust.

Cl — Class

As of October 31, 2015, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS† (unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.1%
	Shares	Value
AUSTRALIA — 5.7%
Caltex Australia	16,400	$368,659
Harvey Norman Holdings	170,000	481,017
Macquarie Group	13,500	821,112
Woodside Petroleum	22,700	480,302

		2,151,090

AUSTRIA — 1.3%
ANDRITZ	10,000	503,252

BELGIUM — 3.7%
Anheuser-Busch InBev ADR	5,000	596,650
Delhaize Group ADR	35,100	815,022

		1,411,672

BRAZIL — 3.0%
Banco do Brasil	78,000	322,999
JBS	120,000	443,401
Vale ADR, Cl B	83,800	365,368

		1,131,768

CANADA — 4.7%
Alimentation Couche-Tard, Cl B	15,800	679,680
Canadian Imperial Bank of Commerce	8,100	621,190
WestJet Airlines	25,000	463,062

		1,763,932

CHINA — 1.1%
CNOOC ADR	3,700	420,616

DENMARK — 3.4%
Danske Bank	26,100	717,674
Vestas Wind Systems	10,000	581,849

		1,299,523

FINLAND — 3.6%
Neste	28,900	702,628
UPM-Kymmene	35,700	668,071

		1,370,699

COMMON STOCK — continued
	Shares	Value
FRANCE — 10.1%
AXA	24,800	$663,539
BNP Paribas	11,800	717,542
Bouygues	15,000	568,322
Christian Dior	3,100	609,648
Ipsen	12,100	763,857
Veolia Environnement	21,500	500,466

		3,823,374

GERMANY — 5.8%
Allianz	5,100	894,739
Infineon Technologies	49,900	615,527
METRO	22,500	695,082

		2,205,348

HONG KONG — 7.2%
China Construction Bank	881,500	638,297
CK Hutchison Holdings	43,297	594,507
Hang Seng Bank	33,900	623,215
Tencent Holdings	23,400	442,173
Wharf Holdings	70,900	423,073

		2,721,265

INDIA — 2.8%
ICICI Bank ADR	55,300	476,686
Tata Motors ADR *	19,200	567,744

		1,044,430

ISRAEL — 3.1%
Bank Leumi Le-Israel *	110,000	417,497
NICE-Systems	12,200	763,048

		1,180,545

JAPAN — 20.7%
Canon	12,600	377,084
FANUC	3,000	530,138
Honda Motor	18,400	610,882
ITOCHU	55,100	690,686
Kirin Holdings	38,100	539,121
Kobe Steel	311,000	392,149
Mizuho Financial Group	392,000	807,148
Nippon Telegraph & Telephone	20,000	737,799
Otsuka Holdings	27,000	900,280
Sony	14,600	416,736
Sumitomo	40,200	440,460
Takeda Pharmaceutical	12,000	586,537
Tokio Marine Holdings	19,500	750,510

		7,779,530

POLAND — 0.9%
PGE Polska Grupa Energetyczna	89,000	331,735

SINGAPORE — 2.4%
United Overseas Bank	24,200	350,569
Wilmar International	252,300	563,175

		913,744

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA — 1.7%
Korea Electric Power ADR	29,000	$649,600

SPAIN — 1.9%
Almirall	23,000	442,990
Repsol	20,588	260,249

		703,239

SWEDEN — 1.6%
Swedbank, Cl A	27,100	621,798

UNITED KINGDOM — 12.4%
Anglo American	32,800	276,547
Aviva	54,500	407,692
BT Group, Cl A	130,300	932,883
ITV	183,300	713,179
Marks & Spencer Group	80,000	633,444
Sage Group	100,800	845,817
Shire	10,800	820,296

		4,629,858

Total Common Stock (Cost $39,169,900)		36,657,018

Total Investments — 97.1% (Cost $39,169,900)		$36,657,018

Percentages are based on Net Assets of $37,757,322.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The list of inputs used to value the Fund’s net assets as of October 31, 2015 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Australia	$—	$2,151,090	$—	$2,151,090
Austria	—	503,252	—	503,252
Belgium	1,411,672	—	—	1,411,672
Brazil	1,131,768	—	—	1,131,768
Canada	1,763,932	—	—	1,763,932
China	420,616	—	—	420,616
Denmark	—	1,299,523	—	1,299,523
Finland	—	1,370,699	—	1,370,699
France	—	3,823,374	—	3,823,374
Germany	—	2,205,348	—	2,205,348
Hong Kong	—	2,721,265	—	2,721,265
India	1,044,430	—	—	1,044,430
Israel	—	1,180,545	—	1,180,545
Japan	—	7,779,530	—	7,779,530
Poland	—	331,735	—	331,735
Singapore	—	913,744	—	913,744
South Korea	649,600	—	—	649,600
Spain	—	703,239	—	703,239
Sweden	—	621,798	—	621,798
United Kingdom	—	4,629,858	—	4,629,858
Total Investments in Securities	$6,422,018	$30,235,000	$—	$36,657,018

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2015, securities with a total value $30,235,000 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2015. All other transfers were considered to have occurred as of the end of the year.

For the period ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Core Bond Fund	Limited Duration Bond Fund	Large Cap Growth Fund
Assets:
Cost of securities	$41,164,356	$39,088,976	$20,592,116

Investments in securities at value	$40,781,230	$39,051,460	$21,261,182
Cash equivalents	1,392,352	920,182	1,034,818
Interest receivable	250,200	202,144	—
Receivable due from Investment Adviser	17,517	20,140	10,943
Deferred offering cost (See Note 2)	8,590	8,590	8,590
Receivable for investment securities sold	—	—	288,518
Dividends receivable	—	—	15,959
Prepaid expenses	2,855	2,763	2,080

Total Assets	42,452,744	40,205,279	22,622,090

Liabilities:
Payable for investment securities purchased	897,198	299,955	451,057
Payable due to administrator	11,329	10,873	5,837
Payable due to trustees	3,330	3,202	1,702
Chief Compliance Officer fees payable	1,229	1,182	628
Shareholder servicing fees payable (Class S Shares)	1	13	1
Accrued expenses	41,927	42,516	34,906

Total Liabilities	955,014	357,741	494,131

Net Assets	$41,497,730	$39,847,538	$22,127,959

Net Assets:
Paid-in Capital	$42,038,262	$39,894,062	$22,171,381
Undistributed net investment income	82,233	38,517	185
Accumulated net realized loss on investments	(239,639)	(47,525)	(712,673)
Net unrealized appreciation (depreciation) on investments	(383,126)	(37,516)	669,066

Net Assets	$41,497,730	$39,847,538	$22,127,959

Institutional Shares:
Net Assets	$41,487,448	$39,696,104	$22,118,031
Total shares outstanding at end of period	4,206,186	3,974,443	2,210,430
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.86	$9.99	$10.01
Class S Shares:
Net Assets	$10,282	$151,434	$9,928
Total shares outstanding at end of period	1,043	15,165	993
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.86	$9.99	$10.00

*Redemption price per share may vary depending on the length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Large Cap Value Fund	Small Cap Equity Fund	International Equity Fund
Assets:
Cost of securities	$19,815,882	$39,177,298	$39,169,900

Investments in securities at value	$20,260,025	$39,539,153	$36,657,018
Cash equivalents	843,443	1,914,462	1,024,828
Foreign Cash (Cost $—, $— and $4,162, respectively)	—	—	4,231
Receivable for investment securities sold	749,117	86,991	—
Dividends receivable	18,680	4,492	99,104
Receivable due from Investment Adviser	11,329	1,024	—
Deferred offering cost (See Note 2)	8,590	8,195	8,195
Tax reclaim receivable	888	—	19,996
Prepaid expenses	2,060	2,851	2,783

Total Assets	21,894,132	41,557,168	37,816,155

Liabilities:
Payable for investment securities purchased	465,270	1,142,379	—
Payable due to administrator	5,714	10,899	10,129
Payable due to trustees	1,681	3,229	2,987
Chief Compliance Officer fees payable	621	1,192	1,103
Shareholder servicing fees payable (Class S Shares)	1	1	1
Investment Adviser fees payable	—	—	2,158
Accrued expenses	34,803	40,063	42,455

Total Liabilities	508,090	1,197,763	58,833

Net Assets	$21,386,042	$40,359,405	$37,757,322

Net Assets:
Paid-in Capital	$22,355,187	$40,724,620	$41,288,998
Undistributed (distributions in excess of) net investment income	12,881	(2,685)	—
Accumulated net realized loss on investments	(1,426,169)	(724,385)	(1,018,501)
Net unrealized appreciation (depreciation) on investments	444,143	361,855	(2,512,882)
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	(293)

Net Assets	$21,386,042	$40,359,405	$37,757,322

Institutional Shares:
Net Assets	$21,376,221	$40,349,877	$37,747,877
Total shares outstanding at end of period	2,231,933	4,070,778	4,136,273
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.58	$9.91	$9.13
Class S Shares:
Net Assets	$9,821	$9,528	$9,445
Total shares outstanding at end of period	1,025	962	1,035
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.58	$9.91 †	$9.12 †

*Redemption price per share may vary depending on the length of time shares are held.

†Net assets divided by Shares do not calculate to the stated NAV due to rounding.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
FOR THE PERIOD ENDED
OCTOBER 31, 2015*

STATEMENTS OF OPERATIONS
	Core Bond Fund	Limited Duration Bond Fund	Large Cap Growth Fund
Investment Income
Dividends	$—	$—	$141,634
Interest	662,765	346,129	—
Less: Foreign Taxes Withheld	—	—	(27)

Total Investment Income	662,765	346,129	141,607

Expenses
Investment Advisory Fees	107,268	101,295	86,462
Administration Fees	83,777	79,137	44,979
Trustees’ Fees	9,632	9,134	5,199
Chief Compliance Officer Fees	2,876	2,730	1,599
Shareholder Servicing Fees (Class S Shares)	1	13	1
Transfer Agent Fees	23,294	22,073	21,173
Audit Fees	23,000	23,000	23,000
Legal Fees	21,847	21,146	15,176
Offering Costs (See Note 2)	18,704	18,704	18,704
Printing Fees	8,993	8,603	5,676
Pricing Fees	6,407	8,647	2,408
Registration & Filing Fees	6,196	5,936	3,844
Custodian Fees	2,872	5,364	1,296
Other Expenses	3,495	3,244	2,253

Total Expenses	318,362	309,026	231,770

Less:
Investment Advisory Fees Waiver	(107,268)	(101,295)	(86,462)
Reimbursement from Adviser	(50,191)	(55,788)	(15,614)

Net Expenses	160,903	151,943	129,694

Net Investment Income	501,862	194,186	11,913

Net Realized Loss on Investments	(165,700)	(27,174)	(712,673)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(383,126)	(37,516)	669,066

Net Loss on Investments	(548,826)	(64,690)	(43,607)

Net Increase (Decrease) in Net Assets from Operations	$(46,964)	$129,496	$(31,694)

*Commenced operations on February 27, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
FOR THE PERIOD ENDED
OCTOBER 31, 2015*

STATEMENTS OF OPERATIONS
	Large Cap Value Fund	Small Cap Equity Fund	International Equity Fund
Investment Income
Dividends	$318,838	$287,126	$999,926
Less: Foreign Taxes Withheld	(4,367)	(1,157)	(98,769)

Total Investment Income	314,471	285,969	901,157

Expenses
Investment Advisory Fees	84,773	196,477	234,154
Administration Fees	44,091	84,577	81,137
Trustees’ Fees	5,274	9,620	9,141
Chief Compliance Officer Fees	1,582	2,895	2,762
Shareholder Servicing Fees (Class S Shares)	1	1	1
Audit Fees	23,000	23,000	23,000
Transfer Agent Fees	21,216	22,147	21,864
Offering Costs (See Note 2)	18,704	18,597	18,597
Legal Fees	14,941	22,247	21,393
Printing Fees	5,635	9,445	8,626
Registration & Filing Fees	3,869	6,045	6,105
Pricing Fees	2,390	3,656	3,864
Custodian Fees	1,320	2,066	9,859
Other Expenses	2,233	3,338	3,247

Total Expenses	229,029	404,111	443,750

Less:
Investment Advisory Fees Waiver	(84,773)	(119,558)	(157,561)
Reimbursement from Adviser	(17,097)	—	—

Net Expenses	127,159	284,553	286,189

Net Investment Income	187,312	1,416	614,968

Net Realized Loss on Investments	(1,423,479)	(712,686)	(1,018,501)
Net Realized Loss on Foreign Currency Transactions	—	—	(115,055)
Net Change in Unrealized Appreciation (Depreciation) on Investments	444,143	361,855	(2,512,882)
Net Change in Unrealized Depreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	(293)

Net Loss on Investments and Foreign Currency Transactions	(979,336)	(350,831)	(3,646,731)

Net Decrease in Net Assets from Operations	$(792,024)	$(349,415)	$(3,031,763)

*Commenced operations on February 27, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
Period ended October 31, 2015*
Operations:
Net Investment Income	$501,862
Net Realized Loss on Investments	(165,700)
Net Change in Unrealized Depreciation on Investments	(383,126)

Net Decrease in Net Assets Resulting from Operations	(46,964)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(493,510)
Class S Shares	(58)

Total Dividends and Distributions	(493,568)

Capital Share Transactions:
Institutional Shares
Issued	41,652,697
Reinvestment of Dividends	492,628
Redeemed	(117,259)

Net Increase in Net Assets from Institutional Shares Transactions	42,028,066

Class S Shares
Issued	10,138
Reinvestment of Dividends	58
Redeemed	—

Net Increase in Net Assets from Class S Shares Transactions	10,196

Net Increase in Net Assets from Capital Share Transactions	42,038,262

Total Increase in Net Assets	41,497,730
Net Assets:
Beginning of Period	—

End of Period	$41,497,730

Undistributed Net Investment Income	$82,233

Share Transactions:
Institutional Shares
Issued	4,168,043
Reinvestment of Dividends	50,020
Redeemed	(11,877)

Total Increase in Institutional Shares	4,206,186

Class S Shares
Issued	1,037
Reinvestment of Dividends	6

Total Increase in Class S Shares	1,043

Net Increase in Shares Outstanding	4,207,229

*Commenced operations on February 27, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
Period ended October 31, 2015*
Operations:
Net Investment Income	$194,186
Net Realized Loss on Investments	(27,174)
Net Change in Unrealized Depreciation on Investments	(37,516)

Net Increase in Net Assets Resulting from Operations	129,496

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(175,662)
Class S Shares	(358)

Total Dividends and Distributions	(176,020)

Capital Share Transactions:
Institutional Shares
Issued	39,574,320
Reinvestment of Dividends	174,804
Redeemed	(6,561)

Net Increase in Net Assets from Institutional Shares Transactions	39,742,563

Class S Shares
Issued	151,140
Reinvestment of Dividends	359
Redeemed	—

Net Increase in Net Assets from Class S Shares Transactions	151,499

Net Increase in Net Assets from Capital Share Transactions	39,894,062

Total Increase in Net Assets	39,847,538
Net Assets:
Beginning of Period	—

End of Period	$39,847,538

Undistributed Net Investment Income	$38,517

Share Transactions:
Institutional Shares
Issued	3,957,594
Reinvestment of Dividends	17,506
Redeemed	(657)

Total Increase in Institutional Shares	3,974,443

Class S Shares
Issued	15,129
Reinvestment of Dividends	36

Total Increase in Class S Shares	15,165

Net Increase in Shares Outstanding	3,989,608

*Commenced operations on February 27, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
Period ended October 31, 2015*
Operations:
Net Investment Income	$11,913
Net Realized Loss on Investments	(712,673)
Net Change in Unrealized Appreciation on Investments	669,066

Net Decrease in Net Assets Resulting from Operations	(31,694)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(11,725)
Class S Shares	(3)

Total Dividends and Distributions	(11,728)

Capital Share Transactions:
Institutional Shares
Issued	22,803,450
Reinvestment of Dividends	11,663
Redeemed	(653,877)

Net Increase in Net Assets from Institutional Shares Transactions	22,161,236

Class S Shares
Issued	10,142
Reinvestment of Dividends	3
Redeemed	—

Net Increase in Net Assets from Class S Shares Transactions	10,145

Net Increase in Net Assets from Capital Share Transactions	22,171,381

Total Increase in Net Assets	22,127,959
Net Assets:
Beginning of Period	—

End of Period	$22,127,959

Undistributed Net Investment Income	$185

Share Transactions:
Institutional Shares
Issued	2,281,039
Reinvestment of Dividends	1,244
Redeemed	(71,853)

Total Increase in Institutional Shares	2,210,430

Class S Shares
Issued	993
Reinvestment of Dividends	—

Total Increase in Class S Shares	993

Net Increase in Shares Outstanding	2,211,423

*Commenced operations on February 27, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
Period ended October 31, 2015*
Operations:
Net Investment Income	$187,312
Net Realized Loss on Investments	(1,423,479)
Net Change in Unrealized Appreciation on Investments	444,143

Net Decrease in Net Assets Resulting from Operations	(792,024)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(177,090)
Class S Shares	(31)

Total Dividends and Distributions	(177,121)

Capital Share Transactions:
Institutional Shares
Issued	22,851,158
Reinvestment of Dividends	176,497
Redeemed	(682,638)

Net Increase in Net Assets from Institutional Shares Transactions	22,345,017

Class S Shares
Issued	10,139
Reinvestment of Dividends	31
Redeemed	—

Net Increase in Net Assets from Class S Shares Transactions	10,170

Net Increase in Net Assets from Capital Share Transactions	22,355,187

Total Increase in Net Assets	21,386,042
Net Assets:
Beginning of Period	—

End of Period	$21,386,042

Undistributed Net Investment Income	$12,881

Share Transactions:
Institutional Shares
Issued	2,290,674
Reinvestment of Dividends	18,828
Redeemed	(77,569)

Total Increase in Institutional Shares	2,231,933

Class S Shares
Issued	1,022
Reinvestment of Dividends	3

Total Increase in Class S Shares	1,025

Net Increase in Shares Outstanding	2,232,958

*Commenced operations on February 27, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
Period ended October 31, 2015*
Operations:
Net Investment Income	$1,416
Net Realized Loss on Investments	(712,686)
Net Change in Unrealized Appreciation on Investments	361,855

Net Decrease in Net Assets Resulting from Operations	(349,415)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(15,600)
Return of Capital:
Institutional Shares	(27,260)

Total Dividends and Distributions	(42,860)

Capital Share Transactions:
Institutional Shares
Issued	41,051,719
Reinvestment of Dividends	42,860
Redeemed	(353,044)

Net Increase in Net Assets from Institutional Shares Transactions	40,741,535

Class S Shares
Issued	10,145
Redeemed	—

Net Increase in Net Assets from Class S Shares Transactions	10,145

Net Increase in Net Assets from Capital Share Transactions	40,751,680

Total Increase in Net Assets	40,359,405
Net Assets:
Beginning of Period	—

End of Period	$40,359,405

Distributions in Excess of Net Investment Income	$(2,685)

Share Transactions:
Institutional Shares
Issued	4,104,583
Reinvestment of Dividends	4,169
Redeemed	(37,974)

Total Increase in Institutional Shares	4,070,778

Class S Shares
Issued	962
Reinvestment of Dividends	—

Total Increase in Class S Shares	962

Net Increase in Shares Outstanding	4,071,740

*Commenced operations on February 27, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
Period ended October 31, 2015*
Operations:
Net Investment Income	$614,968
Net Realized Loss on Investments	(1,018,501)
Net Realized Loss on Foreign Currency Transactions	(115,055)
Net Change in Unrealized Depreciation on Investments	(2,512,882)
Net Change in Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(293)

Net Decrease in Net Assets Resulting from Operations	(3,031,763)

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(499,891)
Class S Shares	(22)
Return of Capital:
Institutional Shares	(3,371)
Class S Shares	(1)

Total Dividends and Distributions	(503,285)

Capital Share Transactions:
Institutional Shares
Issued	40,779,145
Reinvestment of Dividends	503,262
Redeemed	(199)

Net Increase in Net Assets from Institutional Shares Transactions	41,282,208

Class S Shares
Issued	10,139
Reinvestment of Dividends	23
Redeemed	—

Net Increase in Net Assets from Class S Shares Transactions	10,162

Net Increase in Net Assets from Capital Share Transactions	41,292,370

Total Increase in Net Assets	37,757,322
Net Assets:
Beginning of Period	—

End of Period	$37,757,322

Undistributed Net Investment Income	$—

Share Transactions:
Institutional Shares
Issued	4,083,254
Reinvestment of Dividends	53,039
Redeemed	(20)

Total Increase in Institutional Shares	4,136,273

Class S Shares
Issued	1,032
Reinvestment of Dividends	3

Total Increase in Class S Shares	1,035

Net Increase in Shares Outstanding	4,137,308

*Commenced operations on February 27, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †
Knights of Columbus Core Bond Fund
Institutional Shares
2015(1)	$10.00	$0.13	$(0.15)	$(0.02)	$(0.12)	$—	$(0.12)	$9.86	(0.18)%	$41,487	0.60%	1.19%	1.87%	68%
Class S Shares
2015(2)	$9.78	$0.05	$0.09	$0.14	$(0.06)	$—	$(0.06)	$9.86	1.39%	$10	0.63%	1.31%	1.64%	68%
Knights of Columbus Limited Duration Bond Fund
Institutional Shares
2015(1)	$10.00	$0.05	$(0.01)	$0.04	$(0.05)	$—	$(0.05)	$9.99	0.36%	$39,696	0.60%	1.22%	0.77%	77%
Class S Shares
2015(2)	$9.99	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$9.99	0.24%	$151	0.65%	1.48%	0.71%	77%
Knights of Columbus Large Cap Growth Fund
Institutional Shares
2015(1)	$10.00	$0.01	$0.01	$0.02	$(0.01)	$—	$(0.01)	$10.01	0.16%	$22,118	0.90%	1.61%	0.08%	66%
Class S Shares
2015(2)	$10.22	$—	$(0.22)	$(0.22)	$—	$—	$—	$10.00	(2.12)%	$10	0.93%	1.79%	0.03%	66%
Knights of Columbus Large Cap Value Fund
Institutional Shares
2015(1)	$10.00	$0.09	$(0.43)	$(0.34)	$(0.08)	$—	$(0.08)	$9.58	(3.36)%	$21,376	0.90%	1.62%	1.33%	54%
Class S Shares
2015(2)	$9.92	$0.03	$(0.34)	$(0.31)	$(0.03)	$—	$(0.03)	$9.58	(3.10)%	$10	0.93%	1.80%	1.07%	54%
Knights of Columbus Small Cap Equity Fund
Institutional Shares
2015(1)	$10.00	$—	$(0.08)	$(0.08)	$—	$(0.01)	$—	$9.91	(0.80)%	$40,350	1.05%	1.49%	0.01%	64%
Class S Shares
2015(2)	$10.55	$(0.01)	$(0.63)	$(0.64)	$—	$—	$—	$9.91	(6.07)%	$10	1.09%	1.65%	(0.34)%	64%
Knights of Columbus International Equity Fund
Institutional Shares
2015(1)	$10.00	$0.15	$(0.90)	$(0.75)	$(0.12)	$—	$(0.12)	$9.13	(7.50)%	$37,748	1.10%	1.71%	2.36%	30%
Class S Shares
2015(2)	$9.82	$0.03	$(0.71)	$(0.68)	$(0.02)	$—	$(0.02)	$9.12	(6.88)%	$9	1.14%	1.80%	1.03%	30%

*	Per share data calculated using the average shares method.
†	Total return and portfolio turnover are for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Commenced operations on February 27, 2015. All ratios for the period have been annualized.
(2)	Commenced operations on July 14, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 12 funds. The financial statements herein are those of the Knights of Columbus Core Bond Fund (“Core Bond Fund”), Knights of Columbus Limited Duration Bond Fund (“Limited Duration Bond Fund”), Knights of Columbus Large Cap Growth Fund (“Large Cap Growth Fund”), Knights of Columbus Large Cap Value Fund (“Large Cap Value Fund”), Knights of Columbus Small Cap Equity Fund (“Small Cap Equity Fund”) and Knights of Columbus International Equity Fund (“International Equity Fund”) (collectively the “Funds,” individually a “Fund”), all of which are diversified Funds. The investment objective of the Core Bond Fund and Limited Duration Bond Fund is to seek current income and capital preservation. The investment objective of the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Equity Fund and International Equity Fund is to seek long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted Accounting Principles (U.S. GAAP). Therefore the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended October 31, 2015, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year end, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund’s maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Offering Costs Payable — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of October 31, 2015, the remaining amount still to be amortized for the Funds is as follows:

Core Bond Fund	$8,590
Limited Duration Bond Fund	8,590
Large Cap Growth Fund	8,590
Large Cap Value Fund	8,590
Small Cap Equity Fund	8,195
International Equity Fund	8,195

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the period ended October 31, 2015, there were no redemption fees in any of the Funds. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Fund and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the period ended October 31, 2015, the Funds were charged the following for these services:

Core Bond Fund	$83,777
Limited Duration Bond Fund	79,137
Large Cap Growth Fund	44,979
Large Cap Value Fund	44,091
Small Cap Equity Fund	84,577
International Equity Fund	81,137

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Class S Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

For the period ended October 31, 2015, the Funds were charged the following rates for these services:

Core Bond Fund	0.03%
Limited Duration Bond Fund	0.05%
Large Cap Growth Fund	0.03%
Large Cap Value Fund	0.03%
Small Cap Equity Fund	0.04%
International Equity Fund	0.04%

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

5. Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Core Bond Fund, Limited Duration Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Equity Fund and International Equity Fund at 0.40%, 0.40%, 0.60%, 0.60%, 0.725%, 0.90%, respectively, of each Fund’s average daily net assets.

The Adviser has contractually agreed, through February 29, 2016 for the Institutional Shares and February 28, 2017 for the Class S Shares, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep the total operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

	Contractual Expense Limitations Institutional Shares	Contractual Expense Limitations Class S Shares
Core Bond Fund	0.60%	0.80%
Limited Duration Bond Fund	0.60%	0.80%
Large Cap Growth Fund	0.90%	1.10%
Large Cap Value Fund	0.90%	1.10%
Small Cap Equity Fund	1.05%	1.25%
International Equity Fund	1.10%	1.30%

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the period ending October 31, 2015.

6. Investment Transactions:

For the period ended October 31, 2015, the Funds made purchases and sales of investment securities other than short-term securities as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Knights of Columbus Core Bond Fund	$29,669,471	$7,167,967	$33,573,386	$17,433,788
Knights of Columbus Limited Duration Bond Fund	33,550,426	6,863,629	31,770,220	20,710,812
Knights of Columbus Large Cap Growth Fund	35,164,880	13,860,057	—	—
Knights of Columbus Large Cap Value Fund	32,288,637	11,046,580	—	—
Knights of Columbus Small Cap Equity Fund	64,826,330	24,924,646	—	—
Knights of Columbus International Equity Fund	51,508,667	11,320,260	—	—

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

The following permanent differences primarily attributable to the reclassification of paydowns, REIT adjustments, return of capital distributions and foreign currency gains (losses) have been reclassified to/from the following accounts during the period ended October 31, 2015:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Knights of Columbus Core Bond Fund	$73,939	$(73,939)	$—
Knights of Columbus Limited Duration Bond Fund	20,351	(20,351)	—
Knights of Columbus Large Cap Growth Fund	—	—	—
Knights of Columbus Large Cap Value Fund	2,690	(2,690)	—
Knights of Columbus Small Cap Equity Fund	38,759	(11,699)	(27,060)
Knights of Columbus International Equity Fund	(111,683)	115,055	(3,372)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last fiscal period were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Knights of Columbus Core Bond Fund 2015	$493,568	$—	$—	$493,568
Knights of Columbus Limited Duration Bond Fund 2015	176,020	—	—	176,020
Knights of Columbus Large Cap Growth Fund 2015	11,728	—	—	11,728
Knights of Columbus Large Cap Value Fund 2015	177,121	—	—	177,121
Knights of Columbus Small Cap Equity Fund 2015	15,800	—	27,060	42,860
Knights of Columbus International Equity Fund 2015	499,913	—	3,372	503,285

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards Short-Term	Unrealized Appreciation (Depreciation)	Total Accumulated Losses
Knights of Columbus Core Bond Fund	$82,233	$(228,024)	$(394,741)	$(540,532)
Knights of Columbus Limited Duration Bond Fund	38,517	(47,525)	(37,516)	(46,524)
Knights of Columbus Large Cap Growth Fund	185	(698,025)	654,418	(43,422)
Knights of Columbus Large Cap Value Fund	12,881	(1,390,324)	408,298	(969,145)
Knights of Columbus Small Cap Equity Fund	—	(712,689)	347,474	(365,215)
Knights of Columbus International Equity Fund	—	(1,018,501)	(2,513,175)	(3,531,676)

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2015, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Knights of Columbus Core Bond Fund	$41,175,971	$73,481	$(468,222)	$(394,741)
Knights of Columbus Limited Duration Bond Fund	39,088,976	47,852	(85,368)	(37,516)
Knights of Columbus Large Cap Growth Fund	20,606,764	1,624,521	(970,103)	654,418
Knights of Columbus Large Cap Value Fund	19,851,727	861,071	(452,773)	408,298
Knights of Columbus Small Cap Equity Fund	39,191,679	2,854,392	(2,506,918)	347,474
Knights of Columbus International Equity Fund	39,169,900	1,258,795	(3,771,677)	(2,512,882)

8. Concentration of Risks:

When the Funds invest in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Funds to sell their securities and could

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

impact their net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The market value of the Funds’ investments in fixed income securities may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Other:

At October 31, 2015, record shareholders owning 10% or greater of total shares outstanding of the Funds are outlined in the table below. These shareholders are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders.

	No. of Shareholders Institutional Shares	% Ownership	No. of Shareholders Class S Shares		% Ownership
Core Bond Fund	2	84%	1		99%
Limited Duration Bond Fund	1	76%	2	‡	93%
Large Cap Growth Fund	2	83%	1		99%
Large Cap Value Fund	2	82%	1		99%
Small Cap Equity Fund	1	90%	1		99%
International Equity Fund	1	98%	1		99%

‡	Unaffiliated.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

Knights of Columbus Core Bond Fund

Knights of Columbus Limited Duration Bond Fund

Knights of Columbus Large Cap Growth Fund

Knights of Columbus Large Cap Value Fund

Knights of Columbus Small Cap Equity Fund and

Knights of Columbus International Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Bond Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Equity Fund and Knights of Columbus International Equity Fund (six of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations and the changes in each of their net assets for the period February 27, 2015 (commencement of operations) through October 31, 2015, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2015

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested”

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
JON C. HUNT 64 yrs. old	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE 61 yrs. old	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of City National Rochdale Funds and O’Connor EQUUS (closed-end investment company), Winton Series Trust and Winton Diversified Opportunities Fund (closed-end investment company). Member of Independent Committee of Nuveen Commodities Asset Management.

Current Directorships: Independent Director of Victory Funds. Trustee of AXA Premier VIP Trust, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and JP Morgan Active ETFs.

Former Directorships: Director of ICI Mutual Insurance Company to 2013.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
RANDALL S. YANKER 55 yrs. old	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2014)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
ROBERT NESHER 69 yrs. old	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of O’Connor EQUUS (closed-end investment company), Winton Series Trust and Winton Diversified Opportunities Fund (closed-end investment company). Independent Non-Executive Director of HFA Holdings Limited.

None.
None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS (closed-end investment company), Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 12 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 to October 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period
Knights of Columbus Core Bond Fund
Actual Fund Return
Institutional Shares	$1,000.00	$999.00	0.60%	$1.81	*
Class S Shares	1,000.00	1,013.90	0.63%	1.91	**
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,022.18	0.60%	$3.06	*
Class S Shares	1,000.00	1,022.03	0.63%	3.21	*
Knights of Columbus Limited Duration Bond Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,002.20	0.60%	$1.81	*
Class S Shares	1,000.00	1,002.40	0.65%	1.96	**
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,022.18	0.60%	$3.06	*
Class S Shares	1,000.00	1,021.93	0.65%	3.31	*
Knights of Columbus Large Cap Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,013.70	0.90%	$2.73	*
Class S Shares	1,000.00	978.80	0.93%	2.77	**
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.67	0.90%	$4.58	*
Class S Shares	1,000.00	1,020.52	0.93%	4.74	*
Knights of Columbus Large Cap Value Fund
Actual Fund Return
Institutional Shares	$1,000.00	$977.80	0.90%	$2.68	*
Class S Shares	1,000.00	969.00	0.93%	2.76	**
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.67	0.90%	$4.58	*
Class S Shares	1,000.00	1,020.52	0.93%	4.74	*

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period
Knights of Columbus Small Cap Equity Fund
Actual Fund Return
Institutional Shares	$1,000.00	$993.50	1.05%	$3.15	*
Class S Shares	1,000.00	939.30	1.09%	3.19	**
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.91	1.05%	$5.35	*
Class S Shares	1,000.00	1,019.71	1.09%	5.55	*
Knights of Columbus International Equity Fund
Actual Fund Return
Institutional Shares	$1,000.00	$907.80	1.10%	$3.16	*
Class S Shares	1,000.00	931.20	1.14%	3.32	**
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.66	1.10%	$5.60	*
Class S Shares	1,000.00	1,019.46	1.14%	5.80	*
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 110/365 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2015, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short- Term Capital Gain (5)
Knights of Columbus Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	12.79%	100.00%	0.00%
Knights of Columbus Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	11.65%	100.00%	0.00%
Knights of Columbus Large Cap Growth Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Knights of Columbus Large Cap Value Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Knights of Columbus Small Cap Equity Fund	63.14%	0.00%	36.86%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Knights of Columbus International Equity Fund	0.67%	0.00%	99.33%	100.00%	18.49%	100.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Knights of Columbus Funds

P.O. Box 219009

Kansas City, MO 64121

1-844-KC-FUNDS (1-844-523-8637)

Investment Adviser

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, Connecticut 06510

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

KOC-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Thomas Lemke, and he is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$211,500	$0	$0	$44,300	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$35,000	$0	$0	$32,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,000	$0	$0	$4,500	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$25,400	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,000 and $4,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0 for 2015.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.